UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2005 (November 1, 2005)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective as of November 1, 2005, Key Energy Services, Inc. (the “Company”) and its subsidiaries’ guarantors entered into the First Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement with the several lenders from time to time party thereto and Lehman Commercial Paper Inc., as administrative agent and as collateral agent and other Secured Parties (the “First Amendment”).  The First Amendment increases the limitations on permitted capital expenditures in the Credit Agreement (as defined below) to $175 million for the fiscal year 2005 and $200 million for the fiscal year 2006.  Subject to certain conditions, up to $25 million of the capital expenditure limit, if not spent in the permitted fiscal year, may be carried over for the capital expenditure limit in the next succeeding fiscal year.  The description of the Credit Agreement is included in Item 2.03 to this Current Report on Form 8-K.  An announcement  of the First Amendment to the Credit Agreement was made by the Company in its press release dated November 3, 2005, filed as Exhibit 99.1 to this Current Report in Form 8-K and incorporated herein by reference.

The description of the First Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation

See Item 1.01.  As previously reported, on July 29, 2005, the Company entered into the Credit Agreement (the “Credit Agreement”) among the Company, as Borrower, the several lenders from time to time party thereto, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, administrative agent and as collateral agent, and Wells Fargo Foothill, Inc., as revolving administrative agent.  The Credit Agreement consists of (i) a revolving credit facility up to an aggregate principal amount of $65,000,000, which will mature on July 29, 2010, (ii) a senior term loan facility in the original aggregate amount of $400,000,000, which will mature on June 30, 2012 (the “Term Loan B Facility”) and (iii) a prefunded letter of credit facility in the aggregate amount of $82,250,000, which will mature on July 29, 2010.  The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 4, 2005 and incorporated into this Item 2.03 by reference.

Item 7.01.  Regulation FD Disclosure

On November 3, 2005, the Company issued a press release announcing the First Amendment to the Credit Agreement and that management will hold an investor conference call on November 14, 2005.  A copy of the press release is filed as Exhibit 99.1 to this Current Report in Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)                                Exhibits.

10.1                         First Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement dated as of November 1, 2005, among the Company, as Borrower, the Guarantors, the Lenders, and Lehman Commercial Paper Inc., as administrative agent for the Lenders and as Collateral Agent for the Lenders and other Secured Parties.

99.1                         Press Release dated November 3, 2005 announcing the amendment to the credit agreement and investor conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: November 7, 2005	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1

First Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement dated as of November 1, 2005 among the Company, as Borrower, the Guarantors, the Lenders, and Lehman Commercial Paper Inc., as administrative agent for the Lenders and as Collateral Agent for the Lenders and other Secured Parties.

99.1	Press Release dated November 3, 2005 announcing the amendment to the credit agreement and investor conference call.